SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported):           August 31, 2004
                                                       -------------------------

                       SOUTHERN HERITAGE BANCSHARES, INC.
              (as successor in interest to Southern Heritage Bank)
               (Exact Name of Registrant as Specified in Charter)


    Tennessee                To Be Assigned                    42-1627829
--------------------------------------------------------------------------------
(State or Other             (Commission                       (I.R.S. Employer
Jurisdiction of              File Nunber)                 Identification Number)
Incorporation or
Organization)

3020 Keith Street, N.W., Cleveland, Tennessee                    37312
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:      (423) 473-7980
                                                       -------------------------

                                 N/A
--------------------------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)

                         ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.


                   Registration of Securities Under Rule 12g-3
              Under the Securities Exchange Act of 1934, as amended
              -----------------------------------------------------

         On May 20, 2004, the shareholders of Southern Heritage Bank ("Southern Heritage Bank") approved a Plan of Share Exchange (the "Plan of Share Exchange") between Southern Heritage Bancshares, Inc. (the "Registrant") and Southern Heritage Bank whereby the common shares of Southern Heritage Bank were exchanged, on a one for one basis, for common shares of the Registrant. The shares were exchanged on a one for one basis, with no additional consideration being exchanged in connection with this transaction. The exchange became effective on August 31, 2004, and, as a result, Southern Heritage Bank became a wholly-owned subsidiary of the Registrant.

           The shareholders of Southern Heritage Bank common stock received substantially the same proportional share interest in the Registrant as they held in Southern Heritage Bank. Moreover, the acquisition of Southern Heritage Bank by the Registrant occurred solely as part of a reorganization in which holders of Southern Heritage Bank shares exchanged their shares for shares of common stock in the Registrant, which owned no significant assets other than the securities of Southern Heritage Bank. Hence, the Registrant has substantially the same assets and liabilities as Southern Heritage Bank had prior to the share exchange. The 1,024,720 shares of common stock of the Registrant issued in connection with this reorganization were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(12) thereunder.

         As a result of the reorganization, the Registrant is the successor issuer to Southern Heritage Bank, as provided in Rule 12g-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). Prior to this reorganization, Southern Heritage Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, was required to file reports and other financial information with the FDIC. Such reports and other information filed by Southern Heritage Bank with the FDIC may be inspected and copied at the public reference facilities of the FDIC, at 801 17th Street, NW, Room 100, Washington, D.C. 20434. Copies of such material can be obtained from the FDIC at prescribed rates by addressing written requests for such copies to the FDIC, Registration and Disclosure Section, 550 17th Street, N.W.,
Washington, D.C. 20429. After the completion of the transaction, Southern Heritage Bank had only one (1) record shareholder, which allowed Southern Heritage Bank to deregister its common stock and discontinue the filing of periodic reports with the FDIC pursuant to the Exchange Act. As of the date of this filing, Southern Heritage Bank has filed the appropriate documents to deregister its securities with the FDIC pursuant to the Exchange Act.

         This Form 8-K is being filed by the Registrant as the initial report of the Registrant to the Securities and Exchange Commission (the "Commission") and as notice that the Registrant is the successor issuer to Southern Heritage Bank under Rule 12g-3 of the Exchange Act. Pursuant to this Rule 12g-3, the common stock of the Registrant is deemed to be registered under Section 12(g) of the Exchange Act. As a result, the Registrant is thereby subject to the information requirements of the Exchange Act and the rules and regulations promulgated thereunder, and in accordance therewith will file reports, proxy statements and other information with the Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

        (a)  Financial Statements

             Not applicable

        (b)  Pro Forma Financial Information

             Not applicable

        (c)  Exhibits


EXHIBIT                    DESCRIPTION

2.1 Articles of Share Exchange of Southern Heritage Bank and Southern Heritage Bancshares, Inc. as filed on August 31, 2004.

2.2 Plan of Share Exchange dated as of August 23, 2004 between Southern Heritage Bank and Southern Heritage Bancshares, Inc.

3.1                        Charter of Southern Heritage Bancshares, Inc.

3.2                        By-laws of Southern Heritage Bancshares, Inc.

4.1                        Form of Southern Heritage Bancshares, Inc. Common
                           Stock Certificate

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SOUTHERN HERITAGE BANCSHARES, INC.


Dated: August 31, 2004                 By: /S/ J. Lee Stewart
                                           -----------------------------------
                                           J. Lee Stewart
                                           Chief Executive Officer and President